UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
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ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 9, 2008

Dear Shareholder:

On behalf of the Board of Trustees of ING Global Advantage and Premium Opportunity Fund (the “Fund”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”), to be held at 10:00 a.m., Local time, on June 25, 2008 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement.  Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Fund and to you as a shareholder.

At the Annual Meeting, you will be asked to consider and to vote on the following:

1.                                       To elect four Class III Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

The proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  The Board of Trustees has concluded that the proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the proposal.  We are asking you to consider it carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting.  If you have any questions, please do not hesitate to call us at 1-800-992-0180.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

To Shareholders:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the “Annual Meeting”) of ING Global Advantage and Premium Opportunity Fund (the “Fund”) will be held at 10:00 a.m., Local time, on June 25, 2008, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the following purposes:

1.                                       To elect four Class III Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors; and

2.                                       To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Annual Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on April 1, 2008 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

May 9, 2008

YOUR VOTE IS IMPORTANT REGARDLESS OF

THE NUMBER OF SHARES YOU OWN.

PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

(This page intentionally left blank)

PROXY STATEMENT

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

May 9, 2008

Toll-Free:  (800) 992-0180

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

ANNUAL MEETING OF SHAREHOLDERS

To be Held on June 25, 2008

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of ING Global Advantage and Premium Opportunity Fund (the “Fund”) is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about May 9, 2008 to you and all other shareholders.  The Board is soliciting your vote for the annual meeting of shareholders of the Fund (the “Annual Meeting”).

The words “you” and “your” are used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

What is the Proposal and who can vote on it?

Pursuant to the Amended and Restated Declaration of Trust of the Fund, dated September 28, 2005 (the “Declaration of Trust”), the Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders.  At each annual meeting, one class of Trustees is elected to a three-year term.  The term of office of the Class III Trustees expires on the date of the 2008 Annual Meeting, with the terms of office for Class I and Class II expiring one and two years thereafter, respectively.  For this reason, as a shareholder of the Fund, you are being asked to consider the election of the Class III Trustees who will be elected for a three-year term.  The Declaration of Trust provides for the division of the Board in order to limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board.

Why did you send me this booklet?

This booklet is a Proxy Statement.  It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Fund.  You are receiving these proxy materials—a booklet that includes the Proxy Statement and one Proxy Ballot—because you have the right to vote on the important Proposal concerning your investment in the Fund.

Who is eligible to vote?

Shareholders who owned shares in the Fund at the close of business on April 1, 2008 (the “Record Date”) are eligible to vote.  As of the Record Date, the Fund had 18,231,236 Common Shares outstanding.  Common Shareholders are entitled to one vote for each Common Share held.  The Fund does not currently issue any shares other than the Common Shares.  To the best of the Fund’s knowledge, as of April 1, 2008, no person owned beneficially more than 5% of the Common Shares of the Fund, except as listed below.

Name and Address of Shareholder*	Percentage of Fund
Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.89%

*

This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, or by attending the Annual Meeting in person and voting.  In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments, LLC (“ING Investments” or the “Adviser”) (Address: 7337 E. Doubletree Ranch Rd., Scottsdale, Arizona 85258-2034), the investment adviser to the Fund, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication.  Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.  If a shareholder wishes to participate in the Annual Meeting, the shareholder may still submit the Proxy Ballot originally sent with the Proxy Statement or attend in person.

When and where will the Annual Meeting be held?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 25, 2008, at 10:00 a.m., Local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.  If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-992-0180.

Can I revoke my proxy after I vote it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed Proxy Ballot bearing a later date.  In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual

Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

Who pays for this proxy solicitation?

The Fund will pay the expenses incurred in connection with the Notice of Annual Meeting, Proxy Statement and the Annual Meeting, including printing, mailing and vote tabulation expenses, legal fees, and out of pocket expenses.

How can I obtain more information about the Fund?

Copies of the Fund’s Annual Report for the fiscal year ended February 29, 2008 and the Fund’s Semi-Annual Report for the period ended August 31, 2007 are available upon request, without charge, by writing to: The ING Funds, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1-800-992-0180.  This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal described in this Proxy Statement.

PROPOSAL

ELECTION OF CLASS III TRUSTEES

What is the Proposal?

The Board has nominated four individuals for election as Class III Trustees of the Board to represent the interests of the holders of Common Shares of the Fund (the “Class III Nominees”).  Holders of Common Shares are asked to elect the Class III Nominees to serve as Trustees, each to serve for a three-year term, and until his successor is duly elected and qualified.  Information about each Class III Nominee is set forth below.  All of the Class III Nominees are currently Trustees of the Fund and each has consented to continue to serve as a Trustee if re-elected by holders of Common Shares.

What factors did the Board consider in selecting the Class III Nominees?

The Board nominated the four individuals who currently serve as Class III Trustees of the Common Shares of the Fund.  The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Class III Nominees indicated below.  In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Class III Nominees.

What is the required vote?

Common Shareholders are entitled to one vote for each Common Share held.  The affirmative vote of a plurality of the Common Shares of the Fund present in person or by proxy at the Annual Meeting is required to approve the election of each Class III Nominee to the Board.  Shareholders do not have appraisal rights in connection with the proposal in this proxy statement and there is no cumulative voting for the election of Trustees.

Who are the Class III Nominees?

For election as Class III Trustees at the Annual Meeting, the Board has approved the nomination of:

Class III

J. Michael Earley

Patrick W. Kenny

Shaun P. Mathews

Roger B. Vincent

The persons named as proxies will vote for the election of each of these Class III Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot.  If any or all of the Class III Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Fund’s Declaration of Trust.

No Class III Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Class III Nominee have an interest materially adverse to the Fund.

The following table sets forth information concerning the Class III Nominees of the Fund.  The address for each Class III Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee

Independent Trustees

J. Michael Earley Age: 63	Trustee Class III	July 2005 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	182	Midamerica Financial Corporation (December 2002 – Present)

Patrick W. Kenny Age: 65	Trustee Class III	July 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	182	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 – Present).

Roger B. Vincent Age: 62	Trustee Class III	July 2005 - Present	President, Springwell Corporation (March 1989 - Present).	182	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

Trustees who are “Interested Persons”

Shaun P. Mathews(3) (4) Age: 52	Trustee Class III	June 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present); ING USFS Mutual Funds and Investment Products (November 2004 – November 2006). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).	212

The Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 – Present); ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

(1)

The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.
(2)

For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. The number of Funds in the Fund Complex is as of February 29, 2008.

(3)

Mr. Mathews is an “interested person” of the Fund, as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)

Mr. Mathews is also a director of the following investment companies: ING GET Fund; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies.

Please read the section “Further Information About the Trustees and Officers” starting on page 11 of this Proxy Statement before voting on this Proposal.

Who are the Class I and Class II Trustees?

The Class I Trustees serving until the 2009 annual meeting of the Fund, at which time they, or their successors, will be considered for another three-year term, are as follows:

Class I

Colleen D. Baldwin

Robert W. Crispin

Peter S. Drotch

The Class II Trustees serving until the 2010 annual meeting of the Fund, at which time they, or their successors, will be considered for another three-year term, are as follows:

Class II

John V. Boyer

Patricia W. Chadwick

Sheryl K. Pressler

The following table sets forth information concerning the Class I and Class II Trustees of the Fund.  The address for each Class I and Class II Trustee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee

Independent Trustees

Colleen D. Baldwin Age: 47	Trustee Class I	October 2007- Present	Consultant (January 2005 to Present). Chief Operating Officer, Ivy Asset Management Group (April 2002 – October 2004).	182	None.

John V. Boyer Age: 54	Trustee Class II	July 2005 - Present	President, Bechtler Arts Foundation (March 2008 – Present), Consultant (July 2007 – Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – July 2007), and Executive Director, The Mark Twain House & Museum (3) (September 1989 – November 2005).	182	None.

Patricia W. Chadwick Age: 59	Trustee Class II	January 2006 – Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	182	Wisconsin Energy (June 2006 – Present).

Peter S. Drotch Age: 66	Trustee Class I	October 2007- Present	Retired partner, PricewaterhouseCoopers.	182

First Marblehead Corporation, (October 2003 - Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 – January 2007); Tufts Health Plan, Director (June 2006 – Present); and University of Connecticut, Trustee (November 2004 – Present).

Sheryl K. Pressler Age: 57	Trustee Class II	January 2006 - Present	Consultant (May 2001 – Present).	182

Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 – Present). Global Alternative Asset Management, Inc. (October 2007 – Present).

Name and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee

Trustees who are “Interested Persons”

Robert W. Crispin(4) Age: 61	Trustee Class I	October 2007- Present	Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001 – December 2007).	182

ING Life Insurance and Annuity Company (May 2006 – Present); ING USA Annuity and Life Insurance Company (May 2006 – Present); Midwestern United Life Insurance Company (May 2006 – Present); ReliaStar Life Insurance Company (May 2006 – Present); Security Life of Denver Insurance Company (May 2006 – Present); Belair Insurance Company Inc. (August 2005 – Present); The Nordic Insurance Company of Canada (February 2005-Present); Trafalgar Insurance Company of Canada (February 2006 – Present); ING Novex Insurance Company of Canada (February 2005 – Present); Allianz Insurance Company of Canada (February 2005 – Present); ING Canada Inc. (December 2004 – Present) and ING Foundation (March 2004 – Present).

(1)

The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. The number of Funds in the Fund Complex is as of February 29, 2008.

(3)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to the Mark Twain House & Museum.

(4)

Mr. Crispin is an “interested person” of the Fund, as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

Please read the section “Further Information About the Trustees and Officers” starting on page 11 of this Proxy Statement before voting on this Proposal.

What is the Board’s recommendation on the Proposal?

The Board recommends that shareholders vote “FOR” the election of each of the Class III Nominees to the Board subject to their terms commencing and continuing as described above.  If any of the Class III Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

How long will the Trustees serve on the Board?

The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders.  At each annual meeting of the Fund, one class of Trustees is elected to a three-year term and generally holds office until their successors are elected and qualified.  A Trustee may, at any time, resign or be removed from office only for cause, by action taken by a majority of the remaining Trustees followed by the vote of the holders of at least 75% of the shares then entitled to vote in an election of such Trustee. In addition, pursuant to a retirement policy adopted by the Board, each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. In order to qualify for the retirement benefit, a Trustee must have served as an Independent Trustee of one or more funds within the ING Funds complex for at least five years as of May 9, 2007. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

Do the Trustees own shares of the Fund or certain affiliated entities?

To the best of the Fund’s knowledge, as of April 1, 2008 no Trustee owned 1% or more of the outstanding Common Shares of the Fund, and the Trustees owned, as a group, less than 1% of the Common Shares of the Fund.

The following table sets forth information regarding the dollar range of equity securities of the Fund and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees
Colleen D. Baldwin	$0	$0
John V. Boyer	$0	$50,000 - $100,000
Patricia W. Chadwick	$0	Over $100,000
Peter S. Drotch	$0	$0
J. Michael Earley	$0	Over $100,000
Patrick W. Kenny	$0	$10,001 - $50,000 and Over $100,000(1)
Sheryl K. Pressler	$0	Over $100,000(1)
Roger B. Vincent	$0	Over $100,000 and Over $100,000(1)

Trustees who are “Interested Persons”
Robert W. Crispin	$0	Over $100,000(1)
Shaun P. Mathews	$0	Over $100,000 and Over $100,000(2)

(1)	Held in a deferred compensation account.
(2)	Held in a deferred compensation account and/or a 401(k) account.

As of December 31, 2007, none of the Independent Trustees or their immediate family members owned any shares of the Fund’s investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies).

What are the Committees of the Board?

Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available on the ING Funds’ website: www.ingfunds.com.  The Charter sets forth the responsibilities of the Audit Committee.  The functions of the Audit Committee include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund’s audit, the Fund’s financial statements and interim accounting controls, and to meet with management concerning these matters, among other things.  The Audit Committee currently consists of three (3) Trustees: Messrs. Drotch and Earley and Ms. Chadwick, all of whom are considered independent under the rules promulgated by the New York Stock

Exchange and, in addition, are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  Mr. Earley serves as Chairperson of the Audit Committee and has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.  During the fiscal year ended February 29, 2008, the Audit Committee held six (6) meetings.

Audit Committee Report:  As part of its oversight of the Fund’s financial statements, the Audit Committee reviewed and discussed with the Adviser and KPMG LLP (“KPMG”), the Fund’s independent auditor, the Fund’s financial statements for the fiscal year ended February 29, 2008.  The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  The Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed KPMG’s independence with KPMG.  The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services and fees to assure compliance with the Fund’s and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the fiscal year ended February 29, 2008, be included in the Fund’s Annual Report to shareholders. The Audit Committee also recommended the selection of KPMG to serve as independent auditor for the fiscal year ending February 28, 2009.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Fund. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Board also oversees quarterly compliance reporting.

 Effective May 10, 2007, the functions of the Board’s Valuation, Proxy and Brokerage Committee were combined with the functions of the Compliance Committee.(1) As a result of this combination, the functions of the Compliance Committee now include determining the value of securities held by the Fund for which market value quotations are not readily available; overseeing management’s  administration of proxy voting; and overseeing the effectiveness of the Adviser’s usage of the Fund’s brokerage and the Adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

(1)  Prior to May 10, 2007, the Valuation, Proxy and Brokerage Committee’s functions included, among others, reviewing the determination of the value of securities held by the Fund for which market quotations were not readily available overseeing management’s administration of proxy voting and overseeing the effectiveness of the Adviser’s compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions.  The Valuation, Proxy and Brokerage Committee operated pursuant to a Charter approved by the Board.

The Compliance Committee operates pursuant to a Charter approved by the Board.  The Compliance Committee currently consists of five (5) Independent Trustees: Messrs. Kenny, Boyer and Vincent, Mses. Baldwin and Pressler. Mr. Kenny serves as Chairperson of the Compliance Committee.  During the fiscal year ended February 29, 2008, the Compliance Committee held six (6) meetings.

Executive Committee.  The Board has an Executive Committee whose function is to act on behalf the full Board between Board meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act: Messrs. Vincent, Boyer, Crispin and Mathews and Ms. Pressler.  Mr. Vincent serves as Chairperson of the Committee. During the fiscal year ended February 29, 2008, the Executive Committee held four (4) meetings.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Nominating and Governance Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for Trustee should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as Trustee:  such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely, in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

The Nominating and Governance Committee currently consists of four (4) Trustees: Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act. Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee and operates pursuant to a Charter approved by the Board, a copy of which is available on the ING Funds’ website: www.ingfunds.com. The Nominating and Governance Committee held three (3) meetings during the fiscal year ended February 29, 2008.

Investment Review Committee.  The Board has established an Investment Review Committee whose function is to monitor the investment performance of the Fund and to make recommendations to the Board with respect to the Fund.  The Investment Review Committee for the International/Balanced/Fixed-Income Funds (one of which is the Fund) currently consists of five (5) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act: Messrs. Boyer, Kenny, Mathews and Vincent, Mses. Baldwin and Pressler.  Mr. Boyer serves as Chairperson of the Committee. The International/Balanced/Fixed-Income Investment Review Committee operates pursuant to a Charter approved by the Board.

During the fiscal year ended February 29, 2008, the Investment Review Committee for the International/Balanced/Fixed-Income Funds held six (6) meetings.

Contracts Committee.  The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds, including the Fund.  The responsibilities of the Contracts Committee, among other things, include:  (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees;  (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.  The Contracts Committee operates pursuant to a Charter approved by the Board.  The Contracts Committee currently consists of five (5) Independent Trustees: Mses. Pressler and Chadwick, Messrs. Boyer, Drotch and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee.  The Contracts Committee held eight (8) meetings during the fiscal year ended February 29, 2008.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. The Audit Committee and the Compliance Committee each meets regularly four (4) times per year; the Investment Review Committee meets six (6) times per year; the Contracts Committee meets seven (7) times per year; and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During the fiscal year ended February 29, 2008, the Board held ten (10) meetings, including regularly scheduled and special meetings.  No

Trustee attended less than 75% of the Fund’s Board meetings or meetings of Committees on which a Trustee served.

What are the Trustees paid for their services?

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.  Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by the Board, and receives a fee that consists of an annual retainer and a meeting fee component.

A new compensation policy went into effect July 1, 2007. Pursuant to this policy, each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended. Further, each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The fee schedule consists of an annual retainer, and does not include additional compensation for attendance at regular or special Board and Committee meetings. Further, Committee Chairpersons receive an additional annual retainer for their services in that capacity.

The Fund pays to each Trustee who is not an interested person of the Fund a pro rata share of an annual retainer of $200,000. The Fund also pays a pro rata portion of the following fees: (i) the Chairperson of the Board, Mr. Vincent, receives an additional annual retainer of $75,000; (ii) the Chairpersons of the Nominating and Governance Committee, Audit Committee, Compliance Committee, Investment Review Committee for the International/Balanced/Fixed-Income Funds, Investment Review Committee for the Domestic Equity Funds, and Contracts Committee of the Board receive an additional annual retainer of $10,000(1), $30,000, $30,000, $40,000, $40,000, and $60,000, respectively; and (iii) the Trustees’ out-of-pocket expenses for attendance at Board meetings.(2) The pro rata share paid by the Fund is based on the Fund’s average net assets, computed as a percentage of the average net assets of all the funds managed by the Adviser and its affiliates, for which the Trustees serve in common as Directors/Trustees.

The Trustees who are “interested persons” of the Fund receive no compensation from the Fund.

(1)

The Chairperson of the Nominating and Governance Committee may receive up to $10,000 for his or her services. The $2,500 retainer payable to the Chairperson for his or her services to the Nominating and Governance Committee is paid only if the Committee has been active for that quarter. If the Nominating and Governance Committee has been active during all four quarters in a given year, the Chairperson will receive the full annual retainer of $10,000.

(2)

Prior to July 1, 2007, the Fund paid each Trustee who was not an interested person a pro rata share of: (i) an annual retainer of $45,000 (the Chairpersons of the Compliance Committee; Nominating and Governance Committee; Valuation, Proxy and Brokerage Committee; Contracts Committee; Audit Committee; Investment Review Committee for the Domestic Equity Funds; and Investment Review Committee for the International/Balanced/Fixed-Income Funds each received an additional annual retainer of $10,000, $10,000, $10,000, $15,000, $20,000, $20,000 and $20,000, respectively. The Chairperson of the Board, received an additional annual retainer of $30,000); (ii) $7,000 for each in person meeting of the Board (the Chairperson of the Board, received an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any Committee meeting (Chairpersons of Committees of the Board received an additional $1,000 for each Committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses.

The following table has been provided to the Fund by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Trustees for the Fund’s fiscal year ended February 29, 2008 for service on the Boards of the ING Funds complex.

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from Fund and Fund Complex Paid to Trustees(2)
Colleen D. Baldwin	$537	N/A	N/A	$129,552
John V. Boyer	$928	N/A	N/A	$217,901
Patricia W. Chadwick	$837	N/A	N/A	$197,599
Robert W. Crispin(3)	N/A	N/A	N/A	N/A
Peter Drotch	$267	N/A	N/A	$66,484
J. Michael Earley	$879	N/A	N/A	$206,500
R. Barbara Gitenstein(5)	$489	N/A	$133,333	$244,943
Patrick W. Kenny (4)	$893	N/A	N/A	$209,500
Shaun P. Mathews(3)	N/A	N/A	N/A	N/A
Jock Patton(6)	$371	N/A	$262,000	$344,500
Sheryl K. Pressler(4)	$943	N/A	N/A	$222,000
David W.C. Putnam(7)	$586	N/A	N/A	$140,613
John G. Turner(3)(8)	N/A	N/A	N/A	N/A
Roger B. Vincent (4)	$806	N/A	N/A	$189,125

(1)

The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service. A Trustee may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments. If no such election is made the retirement benefit will be paid in one lump sum. The amount reflected is compensation from all funds in the Fund Complex.

(2)

Trustee compensation includes compensation paid by funds that are not discussed in this Proxy. As of February 29, 2008, the Fund Complex consisted of 179 registered investment companies or series thereof.

(3)

Messrs. Crispin, Mathews and Turner are “interested persons” of the Fund, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)	During fiscal year ended February 29, 2008, Messrs. Kenny and Vincent and Ms. Pressler deferred $52,375, $55,875 and $122,500, respectively, of their compensation payable by the Fund Complex.
(5)	Dr. Gitenstein retired from her position as a Trustee, effective September 10, 2007.
(6)	Mr. Patton retired as a Trustee, effective June 30, 2007.
(7)	Mr. Putnam retired from his position as a Trustee, effective February 25, 2008.
(8)	Mr. Turner retired from his position as a Trustee, effective October 25, 2007.

Are the Trustees required to attend the Annual Meeting?

The Fund has no formal policy regarding Trustee attendance at meetings of the Fund’s shareholders.

Who are the officers of the Fund?

The Fund’s officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.  The chart below lists the officers of the Fund.  The address for the officers of the Fund is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews Age: 52	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 – Present); and Head of ING USFS Mutual Funds and Investment Products (November 2004 – November 2006). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Stanley D. Vyner Age: 57	Executive Vice President	July 2005 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer (January 2003 – Present).

Michael J. Roland Age: 49	Executive Vice President	July 2005 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2)  and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Joseph M. O’Donnell Age: 53	Executive Vice President Chief Compliance Officer	March 2006 – Present July 2005 – Present

Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC(2) and Directed Services LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 – December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	July 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 – Present). Formerly, Vice President, ING Fund Services, LLC(3) (September 2002 – March 2005).

Kimberly A. Anderson Age: 43	Senior Vice President	July 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Robert Terris Age: 37	Senior Vice President	May 2006 - Present

Senior Vice President, Head of Division Operations, ING Funds (May 2006 – Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – March 2006).

Robyn L. Ichilov Age: 40	Vice President and Treasurer	July 2005 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).

Lauren D. Bensinger Age: 54	Vice President	July 2005 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2)  (October 2001 - October 2004).

Maria M. Anderson Age: 49	Vice President	July 2005 – Present	Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004).

Kimberly K. Palmer Age: 50	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006), Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004).

Denise Lewis Age: 44	Vice President	January 2007 - Present

Vice President, ING Funds Services, LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

William Evans Age: 35	Vice President	September 2007 – Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 – Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 – April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 – May 2005).

Susan P. Kinens Age: 31	Assistant Vice President	July 2005 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for the last five years.

Huey P. Falgout, Jr. Age: 44	Secretary	July 2005 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003).

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Theresa K. Kelety Age: 45	Assistant Secretary	July 2005 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

What are officers paid for their services?

The Fund does not pay its officers for the services they provide to the Fund.  Instead, the officers, who are also officers or employees of the Adviser or its affiliates, are compensated by the Adviser or its affiliates.

Who are the Fund’s adviser, sub-adviser, distributor and administrator?

ING Investments serves as the investment adviser to the Fund, ING Funds Distributor, LLC serves as the Fund’s distributor and ING Funds Services, LLC serves as the Fund’s administrator.  The principal office of the investment adviser, the distributor and the administrator is located at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona  85258-2034.  ING Investment Management Co. serves as sub-adviser to the Fund. The principal office of the sub-adviser is located at 230 Park Avenue, New York, NY 10169.  The investment adviser, the sub-adviser, the distributor and the administrator are all indirect, wholly-owned subsidiaries of ING Groep N.V. and are affiliated with one another.

Who are the Fund’s independent public accountants?

The accounting firm of KPMG currently serves as the independent auditor for the Fund.  The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Fund for the fiscal year ending February 28, 2009.

The following table shows fees paid to KPMG for professional audit services during the Fund’s most recent fiscal years ended February 29, 2008 and February 28, 2007, as well as fees billed for other services rendered by KPMG to the Fund.

	2008	2007

Audit Fees (1)	$22,000	$28,750
Audit-Related Fees (2)	$0	$1,975
Tax Fees (3)	$6,100	$5,170
All Other Fees (4)	$0	$0

(1)

Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)

Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
(4)	All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended February 29, 2008 and February 28, 2007 were $1,394,538 and $994,400, respectively.

All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee.  Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”).  The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting.  The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.  Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board will periodically consider whether KPMG’s receipt of non-audit fees from the Fund, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Fund is compatible with maintaining the independence of KPMG.

KPMG has advised the Fund that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Fund.  Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

GENERAL INFORMATION

What happens to my proxy once I vote it?

The Board has named Todd Modic and Huey P. Falgout, Jr. as proxies of the Fund.  If you follow the instructions when you vote, your proxies will vote your shares as you have directed.  If you submit your Proxy Ballot but do not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board.

What if a Proposal that is not in the Proxy Statement comes up at the Annual Meeting?

If any other matter is properly presented, your proxies will vote in accordance with their best judgment.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I want to attend the Annual Meeting and vote in person.  How do I do this?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.  If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-992-0180.

What are my voting rights and the quorum requirements?

Each share of the Common Shares of the Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date.  A majority of the outstanding shares of the Fund on the Record Date entitled to vote for the Proposal, present in person or represented by proxy, must be present to constitute a quorum.

If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against the Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal.

The Fund expects that, before the Annual Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

If a shareholder abstains from voting as to the Proposal, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.  A majority of the votes duly cast is required for the election of a Trustee.  Abstentions and broker non-votes therefore will not have an effect on the election of a Trustee.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange.  Such persons are required by the U.S. Securities and Exchange Commission (the “SEC”) regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Fund believes that during the fiscal year ended February 29, 2008, no Reporting Persons known to the Fund were delinquent with respect to their reporting obligations as set forth in Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, except as follows:

Willem van Dommelen, Alan Denholm, Michel van Elk, Michael van Diemen, Maes van Lanschot, Gerard Hendrik Bergsma, Gilbert van Hassel, Merel Wilhelmine Louise Engelbert van Bevervoorde, Moudy El Khodr and Nicolas Simar each did not file on a timely basis the initial report on Form 3.  All the required Form 3 filings were subsequently completed with the exception of those on behalf of Moudy El Khodr and Nicolas Simar.  The Fund has been advised that each aforementioned individual will be filing Form 3 for the first time subsequent to the required date, and Form 4, as applicable.  SEC rules require the Fund to disclose all known delinquent Section 16(a) filings by its officers, directors and 10% stockholders.

Shareholder Communications with the Board of Trustees.

Shareholders may send other communications to the Board of Trustees, a Committee thereof, or an individual Trustee.  Such communications should be sent to the Fund’s Secretary at the address on the front of this Proxy Statement.

What is the deadline for submitting a shareholder proposal for the Fund’s 2009 Annual Meeting?

It is anticipated that the next annual meeting of the Fund will be held in June 2009 but the exact date, time and location of such meeting have yet to be determined.  Any proposals of shareholders that are intended to be presented at the Fund’s next annual meeting must be in writing and received at the Fund’s principal executive offices no later than January 9, 2009, in order for the proposal to be considered for inclusion in the Fund’s proxy statement for that meeting.  The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. As the Fund’s bylaws do not contain such an advance notice provision, for the Fund’s 2009 Annual Meeting of shareholders, shareholders must submit to the Fund written notice of a shareholder proposal on or before March 25, 2009.

Please vote by returning your Proxy Ballot in the enclosed postage-paid envelope.

Huey P. Falgout, Jr.
Secretary

May 9, 2008

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 25, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the “Annual Meeting”) of the ING Global Advantage and Premium Opportunity Fund (the “Fund”) to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 25, 2008, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified.  If no specification is made, this voting instruction will be voted “FOR” all Proposals.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.  Your vote is important regardless of the number of shares you own.

TO VOTE:

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the Proxy Ballot
3)	Sign and date the Proxy Ballot
4)	Return the Proxy Ballot in the envelope provided

Please indicate your vote by an “X” in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL.

	VOTE ON CLASS II TRUSTEES		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

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To elect four members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all four individuals to serve as Class III Trustees, for a term of three-years, and until the election and qualification of their successors.

Class III Trustees

	(1) J J. Michael Earley, (2) Patrick W. Kenny, (3) Shaun P. Mathews, and (4) Roger B. Vincent.		[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

	Signature	Date	Signature (Joint Owners)	Date

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